Small-Cap Fund	Ticker: LLSCX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information (SAI), each dated May 1, 2011, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, SAI, shareholder reports, and other information about the Fund online at www.longleafpartners.com/misc/prospectus.cfm. You can also get this information free by calling (800)445-9469 or by sending an e-mail request to help@longleafpartners.com.

Investment Objective and Policy
Longleaf Partners Small-Cap Fund seeks long-term capital growth. The Fund seeks to achieve this objective by investing primarily in a limited number of small-cap U.S. companies we believe to be significantly undervalued. Current income is not an objective.

Fees and Expenses at December 31, 2010

The following table shows the fees and expenses you may pay to buy and hold shares of the Partners Fund.

Transaction Fees and Expenses (sales charges or loads) (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.79%

12b-1 Fees	None

Other Expenses	0.14

Total Annual Fund Operating Expenses	0.93%

Example of Fund Expenses. This example helps compare the cost of investing in the Small-Cap Fund with other mutual funds. The table shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. The example assumes a $10,000 investment, a 5% total return each year, and no changes in expenses. Your actual costs may be higher or lower than those shown.

One Year	Three Years	Five Years	Ten Years
$95	$296	$515	$1,143

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16.67% of the average value of its portfolio.

Principal Investment Strategy
The Fund seeks superior long-term performance by acquiring equity securities that we believe meet our qualitative and quantitative criteria:

•	Good businesses that are understandable, financially sound, competitively entrenched, and will generate growing free cash flow;

•	Good management partners who are capable operators, responsible capital allocators, trustworthy, and shareholder-oriented; and

•	Good price that is 60% or less of our conservative appraisal determined through fundamental financial analysis using disciplines we’ve applied over 34 years. We believe purchasing equities at prices substantially less than their intrinsic worth will protect capital from significant permanent loss and provide the opportunity for substantial appreciation if the market recognizes the company’s value.

We sell securities when they approach our appraisals, when we perceive a change in company fundamentals, a decline in attractiveness relative to other issues, or if the original reasons for purchase materially change.

The Small-Cap Fund normally invests at least 80% of net assets plus any borrowings for investment purposes in the equity securities, including convertible securities, of a limited number of companies whose market capitalizations at the time of purchase are considered small cap. The Fund primarily owns common stock but may

Longleaf Partners Small-Cap Fund

Principal Investment Strategy (continued)

purchase other types of securities. The Fund may invest up to 30% of assets in non-U.S. securities, which could include emerging market issuers, and may achieve its exposure to non-U.S. securities through investing in American depositary receipts (ADRs). The Fund may purchase and sell (write) put and call options, futures contracts and options on futures contracts, swaps and other similar instruments and may engage in short sales. Although the Fund did not invest significantly in derivative instruments over its last fiscal year, it reserves the right to do so at any time when Southeastern believes it would benefit the Fund.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, and generally invests in 15 to 25 companies.

Definition of Small-Cap ▪ Currently, a company will be considered small cap if its market capitalization at the time of purchase is within the range of companies in the Russell 2000 Index, the S&P Small-Cap 600 Index, or the Wilshire US Small-Cap Index during the most recent 12-month period (based on month-end data). This capitalization range will change over time. At March 31, 2011, the top of this range was $6.728 billion.

Principal Investment Risks
The following are summaries of the principal risks of investing in the Fund. For additional risk information that you should consider, see Risks of Investing in the Fund’s statutory prospectus.

Stock Market Risk ▪ Equity prices fluctuate in response to actual or perceived developments at individual companies, within particular industries or sectors, or general economic conditions. If the Fund’s price declines and you redeem your shares, you could lose money.

Investment Selection Risk ▪ Investments might not reach what we believe are their true values either because the market fails to recognize the value or because we misjudged it.

Corporate Ownership Risks ▪ As partial owners of companies, we face a number of risks inherent in owning a business, such as operational, financial and regulatory risk. If businesses we own in the Fund do not successfully address these risks, their business values and stock prices may decline and negatively impact your Fund shares.

Non-Diversification Risk ▪ Because the Fund is non-diversified under federal securities laws and generally invests in 15 to 25 companies, each holding will have a greater impact on the Fund’s total return, and share value could fluctuate more than if a greater number of securities were held.

Non-U.S. Investment Risks ▪ Non-U.S. investment risks can include political and economic changes, non-U.S. withholding taxes, exchange controls, confiscation, non-U.S. governmental restrictions, differences in accounting and auditing standards, more limited availability of public information and market illiquidity.

In addition, non-U.S. securities are generally denominated and traded in non-U.S. currencies, and the Fund may invest in derivative instruments that provide exposure to non-U.S. currencies. The exchange rates between currencies can fluctuate daily. As a result, the values of the Fund’s non-U.S. securities may be affected by changes in exchange rates between non-U.S. currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. In some cases, the Fund may try to hedge to reduce the impact of currency exchange fluctuation, but does not intend to do so routinely. As a result, the Fund’s price will be more susceptible to currency fluctuations.

Non-U.S. investment risks may be more pronounced in emerging markets.

Small-Cap Risks ▪ Smaller companies may have more limited product lines, markets, and financial resources than larger companies, and to the extent recently established, may have limited or no operating history to evaluate. In addition, their securities may trade less frequently and in more limited volume than those of larger companies. Small-cap stocks may be more volatile than those of larger companies and, where trading volume is thin, our ability to dispose of such securities may be more limited.

Derivatives Risks ▪ The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities, currencies and other traditional investments. To the extent it invests in derivative instruments, the Fund could lose more than the principal amount invested, and the use of certain derivatives may subject the Fund to the potential for unlimited loss. A derivative investment may not perform as we expect, may become illiquid and may result in loss if the Fund’s counterparty is unable or unwilling to meet its obligations. Derivatives also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, the use of derivatives may increase or accelerate the amount of taxes payable by shareholders.

Longleaf Partners Small-Cap Fund

Performance
The bar chart and performance table illustrate the variability of returns and provide some indication of the risks of investing by showing the changes in performance from year to year, as well as how the Fund’s average annual returns for the 1, 5 and 10 years compare with a broad-based securities market index. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. Free updated performance information can be obtained at www.longleafpartners.com or (800)445-9469.

Past Fund Performance Total Return (%)

Average Annual Total Returns for the periods ended December 31, 2010

	One Year	Five Years	Ten Years

Longleaf Partners Small-Cap Fund (net of fees and expenses)

Return Before Taxes	22.32%	5.20%	9.11%

Return After Taxes* on Distributions	22.15	4.30	7.76

Return After Taxes* on Distributions and Sale of Fund Shares	14.51	4.35	7.62

Comparative Index (reflects no deductions for fees, expenses, or taxes)

Russell 2000 Index	26.85	4.47	6.33

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Longleaf Partners Small-Cap Fund

Management
Southeastern Asset Management, Inc.
(“Southeastern”) is the Fund’s investment adviser.
The following serve as portfolio managers:

O. Mason Hawkins ▪ Chairman of the Board and CEO of Southeastern. Fund manager since 1987.
G. Staley Cates ▪ President and CIO of Southeastern. Fund manager since 1994.

Purchase and Sale of Fund Shares
Minimum investment

•	$10,000 initial purchase (closed to new investors)
•	No minimum for additional purchases
Shares of the Fund may be purchased or redeemed
any day the New York Stock Exchange is open.
Regular mail instructions:
PO Box 9694
Providence, RI 02940-9694
Overnight mail:
4400 Computer Drive
Westborough, MA 01581
Telephone requests:
(800) 445-9469, option 0
Wire transfers also accepted.

Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax advantaged investment plan.